SETTLEMENT AGREEMENT AND
                          MUTUAL RELEASE OF ALL CLAIMS

     This Settlement Agreement and Mutual Release of All Claims ("Agreement") is made on November 8th 2004, by and between AMERICAN FIRE RETARDANT CORP., a
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Nevada  corporation  ("Buyer");  ALFRED  M.  BAYER  and  DARLENE  BAYER,
                       -----
("Shareholders");  and  ALCHEMCO,  INC.,  a California corporation ("Alchemco").
  ------------                                                       --------

                                    Recitals

     A. The parties previously entered into an Agreement for Purchase and Sale of Stock dated October 20, 2004 (the "Purchase Agreement") whereby Buyer
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acquired  Shareholders'  stock  in  Alchemco.

     B. The parties desire to rescind the Purchase Agreement based upon the terms set forth in this Agreement.

     WHEREFORE,  PREMISES  CONSIDERED,  the  parties  hereby  agree  as follows:

     1. The Purchase Agreement and all documents executed in connection with the Purchase Agreement, including the Promissory Note in the amount of $2,953,056.47 and the Pledge Agreement securing the Promissory Note (such documents referred to below as the "Purchase Documents") are hereby rescinded.
                                     --------------------

     2. As consideration for the rescission and the full and complete mutual releases of all claims arising under the Purchase Documents by either Buyer or Shareholders, Buyer shall pay to Shareholders the sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "Settlement Amount"). Shareholders
                                             ------------------
received Two Hundred Fifty Thousand Dollars ($250,000) as a down payment on the purchase price under the Purchase Documents, which amount the parties agree shall be retained by Shareholders as satisfaction in full of the Settlement Amount.

     3.     With   the  exception   of  any  claims   arising   under  this
Agreement,   each  of  Shareholders  and  Alchemco,  for  itself  and  for  its officers, directors, employees, agents, assigns, any parent, subsidiary, and affiliated corporations, and any and all other related persons or entities hereby releases, acquits and forever discharges Buyer, its officers, directors, employees, agents, assigns, any parent, subsidiary, and affiliated corporations, and any and all other related persons or entities from any and all claims or causes of action that Shareholders or Alchemco may now have or claim to have against Buyer arising out of or related to the Purchase Documents.

     4. With the exception of any claims arising under this Agreement, Buyer for itself and for its officers, directors, employees, agents, assigns, any parent, subsidiary, and affiliated corporations, and any and all other related persons or entities hereby releases, acquits and forever discharges each of Shareholders and Alchemco, its officers, directors, employees, agents, assigns, any parent, subsidiary, and affiliated corporations, and any and all other related persons


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or  entities  from  any and all claims or causes of action Buyer may now have or claim to have against either Shareholders or Alchemco arising out of or related to Purchase Documents.

     5. It is the intention of the parties that this Agreement shall be effective as a full and final accord and satisfaction, and release of each and every released matter. In furtherance of this intention, the Parties acknowledge that they are familiar with Section 1542 of the California Civil Code, which provides as follows:

     "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     The parties hereby waive and relinquish every right or benefit which they have or may have under Section 1542 of the California Civil Code to the full extent that they may lawfully waive such rights or benefits with regard to the subject matter of this Agreement. In connection with such waiver and relinquishment, the parties acknowledge that they are aware that they may later discover facts in addition to or different from those which they now know or believe to be true with respect to the subject matter of this Agreement, but that it is their intention hereby fully, finally, and forever, to settle and release all released matters, known or unknown, suspected or unsuspected, which now exist, may exist, or previously existed between them. In furtherance of such intention, the releases given here shall be in, and shall remain in, effect as a full and complete release, notwithstanding the discovery or existence of any such additional or different facts.

     6.      The  releases  in  this  Agreement  shall  extend  and inure to the
benefit  of  the  parties  and   their   past   and   present   attorneys,
officers,   employees,   directors,   agents,   alter   egos,  shareholders,
partners, joint venturers, licensees, distributors, representatives, heirs, executors, administrators, affiliates, subsidiaries, divisions, legal predecessors, successors and assigns, and their respective insurers, sureties, and underwriters.

     7. This Agreement has been entered into for the sole purpose of disposing of all existing claims of the parties arising out of or relating to the Purchase Documents. It is understood and agreed that none of the parties admits or acknowledges any wrongdoing in connection with the matters at issue, and this Agreement has been made by the parties to settle matters relating to the rescission of the Purchase Documents.

     8.     Buyer   agrees   that   Buyer   and   its   officers,   directors,
employees and other representatives will hold in strict confidence, and will not use to the detriment of Shareholders or Alchemco, any data and information about the business of Alchemco obtained in connection with this transaction or the Purchase Documents, except as far as the data and information may be required by law. Buyer shall promptly return to Alchemco all data and information, including worksheets, test reports, manuals, lists, memoranda, and other documents, prepared by or made available to Buyer in connection with the Purchase Documents and the transactions thereunder.

     9. This Agreement and any attachments hereto represent the entire agreement of the parties with respect to the subject matter hereof. The parties declare that no promise, inducement or agreement not expressly set forth or incorporated herein has been made by the parties.


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     10.     Each  of  the  parties to this Agreement warrant and represent that its respective right, title and interest in and to the claims being settled and released hereby have not been assigned, pledged, conveyed or transferred to any other party, person or entity. Each of the parties hereto further represents and warrants that he, she, or it is authorized to enter into this Agreement.

     11. This Agreement is the product of negotiations between the parties and, for the purpose of construction, the language used in this Agreement shall not be construed for or against either party.

     12. In the event of any dispute between the parties arising out of or relating to this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs.

     13. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

                                    ALCHEMCO, INC., a California corporation

                                    By:
                                          ----------------------------------
                                          ALFRED M. BAYER, President

                                    By:
                                          ----------------------------------
                                          DARLENE BAYER, Secretary


                                    ----------------------------------------
                                    ALFRED M. BAYER

                                    ----------------------------------------
                                    DARLENE BAYER

                                    AMERICAN FIRE RETARDANT CORP, a
                                    Nevada corporation

                                    By:   /s/ James R. Wheeler
                                          ----------------------------------
                                          JAMES R. WHEELER, Vice President

                                    By:   /s/ Randy W Betts
                                          ----------------------------------
                                          RANDY W BETTS, CFO


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